CLOSED END
-------------------------------------------------------------------------------


The Korean
Investment Fund

Semi-Annual Report
October 31, 2000




Investment Products Offered
o   Are Not FDIC Insured
o   May Lose Value
o   Are Not Bank Guaranteed


LETTER TO SHAREHOLDERS
November 6, 2000

Dear Shareholder:
This report provides an update of the investment results, market activity and strategy for The Korean Investment Fund (the "Fund") for the semi-annual reporting period ended October 31, 2000.

Investment Objective and Policy
This closed-end fund's objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Investment Results
The following table shows the Fund's performance over the past three-, six- and 12-month periods ending October 31, 2000. To put the Fund's returns in relative perspective, we have included the Fund's benchmark, the Korea Composite Stock Price Index (KOSPI).

The Fund outperformed its benchmark during each of the three periods ended October 31, 2000. The Korean stock market has experienced a period of sustained selling pressure, which kept markets weak and hurt our absolute performance. On the other hand, our stock selection has kept us ahead of our benchmark. The Fund has benefited from our focus on the leading telecommunications companies in Korea. Our selective holdings in the stronger financial institutions have also worked favorably in the context of the ongoing financial restructuring.

INVESTMENT RESULTS*
Periods Ended October 31, 2000
                                                   Total Return
                                         3              6              12
                                       Months         Months         Months
-------------------------------------------------------------------------------
The Korean Investment Fund             -25.14%        -28.01%        -21.39%
Korea Composite Stock Price Index      -28.45%        -30.81%        -34.91%
-------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korea Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

     Additional investment results appear on pages 6-8.

Economic Review
After staging an impressive recovery from the recession induced by the Asian financial crisis, we believe the Korean economy is entering a more stable, moderate growth phase. Economic growth looks to be slowing to its trend growth rate of 5% to 6% per annum

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THE KOREAN INVESTMENT FUND o   1



over the next several quarters. Gross domestic product (GDP) growth in the second quarter of 2000, although expanding 9.6% year-over-year, was down from the 12.8% year-over-year growth in the first quarter. The moderation in growth is being led by weakening domestic demand. The stock market has corrected significantly in the last two quarters and this, combined with slowing economic growth, has resulted in negative sentiment toward private consumption and corporate investment. This could continue for the next several quarters, given the ongoing restructuring in Korea. However, stronger than expected exports during the recent months have helped to support economic growth and have also successfully cushioned the impact on the deteriorating trade balance from higher oil prices. Korea is a heavy importer of oil, and the rade balance has been hurt by high oil prices.

While we do not believe that the Korean economy will experience another crisis-induced setback, its future clearly hinges on its ability to implement continued large scale restructuring. However, given the fact that its growth momentum is slowing, the future course of restructuring could meet with more resistance than during the recent period of rapid economic recovery. Unfortunately, the implementation of rapid restructuring is essential for Korea to maintain sustainable growth in the future.

As a preemptive measure, the Bank of Korea (BOK) recently raised the official overnight call rate by 25 basis points to 5.25% to keep rising inflationary pressure from higher oil prices in check. After hitting 3.9% year-over-year in September, consumer price index (CPI) growth actually fell in October, rising just 2.8% year-over-year. Although still above the government's target CPI for 2000 of 2.5%, the decline should give the BOK more monetary flexibility. This is very important given the current framework of tight credit markets and ongoing restructuring.

The recent turmoil in the domestic financial markets has seen the Korean won depreciate slightly against the U.S. dollar. The Korean won could weaken further, depending on the pattern of foreign portfolio flows and given that foreign exchange transactions will be further liberalized in January 2001. Furthermore, if the Korean economy does experience a collapse in domestic demand, the government will probably allow the won to weaken in order to boost exports and support the economy. In any event, we do not expect a sharp depreciation, as experienced during the financial crisis in 1997 and 1998, given the high level of foreign reserves and continuing current account surplus. In September 2000, foreign reserves exceeded U.S. $90 billion and the current account surplus was U.S. $1.8 billion, the highest since November 1999. Year-to-date, as of September, the current account surplus reached U.S. $7.7 billion.

Stock Market
The Korean stock market has been under severe selling pressure in reaction to a plethora of bad news coming from both the domestic and overseas mar-

-------------------------------------------------------------------------------
2 o   THE KOREAN INVESTMENT FUND




kets. The pullout by Ford from its efforts to take over Daewoo Motors shocked the market and led investors to question the sustainability of the restructuring program. The Korean financial system has been severely weakened by a bond market that is sagging under the weight of W17 trillion of corporate bonds set to mature before the end of 2000. Soaring oil prices, falling dram prices, the weak euro and extremely volatile U.S. markets plagued by earnings warnings from many mainstream U.S. technology companies have further weakened investor sentiment.

Restructuring Update
Concerned over the recent turmoil in the financial markets, the government has developed a revised plan for the second round of corporate and financial restructuring, and has strongly reaffirmed its commitment. This includes an injection of new public money into the banking system amounting to W50 trillion. President Kim Dae-jung indicated that he would personally monitor the progress. While the commitment is clearly there, we can only hope that the recapitalization costs suggested by the government are realistic. There is, of course, the longer-term worry that the costs of the restructuring efforts could be so huge as to overwhelm the Korean economy.

Portfolio Strategy
We expect the Korean stock market to continue to trade in a highly volatile manner for the foreseeable future. Unless we see clear and significant progress on the necessary reforms, the current negative external factors, such as high oil prices, weak dram prices, the weak euro and softening U.S. economy, will hold back the market.

That said, valuations are currently hovering at historically low levels, even if we include the period of the recent Asian financial crisis. As a result, we think the current environment offers good opportunities in the Korean market, especially for companies with strong fundamentals and good growth potential. Furthermore, corporate governance practices are improving broadly in Korea, which makes the current low valuations even more attractive. Stocks should experience upward adjustments in valuations as corporate governance improves. Even though overall earnings momentum looks to be inevitably slowing, the recently announced tax benefits, along with the increasing likelihood of share buybacks and the cancellation of share issuance by companies with healthy cash flows, should support higher per share earnings.

Given the current context of slowing economic growth and ongoing tight credit markets, we are concentrating on companies with solid balance sheets, good cash flows and attractive valuations. We remain overweight in the mobile telecommunications sector, which will clearly benefit from limited competition in Korea and reasonable fees for the upcoming 3G (third generation mobile phone services) licenses compared to their overseas counterparts, particularly in Europe. We also continue to focus on selected technology companies where we have confidence in the quality and sustainability of their growth.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   3



Proposed Open-Ending of the Fund
The Fund's Board of Directors has approved, and recommended for shareholders' approval, the conversion of the Fund from a closed-end investment company to an open-ended investment company. As shareholders will recall, on April 15, 2000, the Fund announced a discretionary program for the repurchase by the Fund of its own shares for the purposes of enhancing shareholder values and reducing the discount. The Fund thereafter repurchased 11.85% of shares outstanding on April 24, 2000. These repurchases added $0.38 per share, or 5.8% (as of December 15, 2000), to the Fund's December net asset value.

While the share repurchases thus provided significant antidilutive benefit to the Fund's shareholders, they did not improve the Fund's discount performance. We recognize that the Fund, unlike many closed-end country funds, possesses sufficient portfolio liquidity to sustain, without significant dilutive market impact, the portfolio downsizing which open-ending is likely to cause in the same run. In view of our appreciation of the long-term investment merit of the Korean market, we recommended, and the Board of Directors agreed, that it would be in the best interests of the Fund and its shareholders for the Fund to become open-ended.

The Board has scheduled a Special Meeting of Shareholders to be held on March 19, 2001. If the shareholders then approve the Fund's conversion to open-end status, shareholders will soon thereafter be able to redeem their shares at net asset value, less a temporary redemption fee of 2% of the net asset value of shares outstanding on the conversion date that they are redeemed, or exchanged for shares of other Alliance-managed Funds, during the first 12 months after the conversion. The redemption fee will be paid entirely to the Fund and thus will provide an antidilutive net asset value benefit to shareholders. Upon the conversion, the Fund will then begin a continuous public offering of the four classes of shares that are offered by other equity-oriented Alliance-managed mutual funds, and the Fund's shares will be delisted from the New York Stock Exchange.

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4 o   THE KOREAN INVESTMENT FUND


Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you next quarter on the developing activity in Korea and the Fund's investment results and strategy.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


Edward D. Baker, III
Vice President


Sun Hee Oh
Vice President



     [PICTURE OMITTED]                             John D. Carifa

     [PICTURE OMITTED]                             Edward D. Baker, III

     [PICTURE OMITTED]                             Sun Hee Oh


Portfolio Managers, Edward D. Baker, and Sun Hee Oh, have over 24 years of investment experience.



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THE KOREAN INVESTMENT FUND o   5




PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/29/92* TO 10/31/00

                                           o The Korean Investment Fund (NAV)
                                           o Korea Composite Stock Price Index

The Korean Investment Fund (NAV): $6,063

Korea Composite Stock Price Index: $5,658


2/29/92*    10/31/92    10/31/93    10/31/94    10/31/95    10/31/96    10/31/97
10/31/98    10/31/99    10/31/00

This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund at net asset value (NAV) (from 2/29/92 to 10/31/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korea Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.


*    Closest month-end after Fund's inception date of 2/24/92.

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6 o   THE KOREAN INVESTMENT FUND



PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                                     o  The Korean Investment Fund (NAV)
                                     o  Korea Composite Stock Price Index


            The Korean Investment Fund (NAV)--Yearly Periods Ended 10/31
-------------------------------------------------------------------------------
                           The Korean Investment   Korea Composite
                                Fund (NAV)        Stock Price Index
-------------------------------------------------------------------------------

10/31/92*                         -13.17%              -2.76%
10/31/93                            9.31%              18.04%
10/31/94                           39.04%              51.16%
10/31/95                          -16.79%              -6.69%
10/31/96                          -24.31%             -29.22%
10/31/97                          -49.56%             -46.73%
10/31/98                          -33.41%             -40.24%
10/31/99                          176.24%             138.30%
10/31/00                          -21.39%             -34.91%


Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korea Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

The Fund's return for the period ended 10/31/92 is from the Fund's inception date of 2/24/92 through 10/31/92. The benchmark's return for the period ended 10/31/92 is from 2/29/92 through 10/31/92.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   7



PORTFOLIO SUMMARY
October 31, 2000 (unaudited)

INCEPTION DATE
2/24/92

PORTFOLIO STATISTICS
Net Assets ($mil): $49.0

SECTOR BREAKDOWN
    32.1%                   Utility
    24.3%                   Technology
    15.3%                   Financial Services
    11.0%                   Basic Industries
     6.9%                   Consumer Manufacturing
     3.2%                   Capital Goods
     2.6%                   Consumer Services
     2.0%                   Healthcare
     0.5%                   Transportation
     0.3%                   Aerospace
     0.2%                   Consumer Products
     1.6%                   Short-Term



All data as of October 31, 2000. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

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8 o   THE KOREAN INVESTMENT FUND




TEN LARGEST HOLDINGS
October 31, 2000 (unaudited)


                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
SK Telecom Co., Ltd.
  (common stocks and warrants)                $ 6,658,685            13.6%
Korea Telecom Corp.                             5,467,853            11.2
Samsung Electronics                             5,262,541            10.7
Samsung Electro-Mechanics Co.                   2,818,688             5.7
Pohang Iron & Steel Co., Ltd.                   1,992,007             4.1
Shinhan Bank                                    1,803,956             3.7
Samsung Securities Co., Ltd.                    1,690,703             3.4
Kia Motors Corp.                                1,608,791             3.3
Iljin Corp.                                     1,556,342             3.2
H & CB                                          1,442,637             2.9
-------------------------------------------------------------------------------
                                              $30,302,203            61.8%



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THE KOREAN INVESTMENT FUND o   9



PORTFOLIO OF INVESTMENTS
October 31, 2000 (unaudited)


Company                                            Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.3%

Utility-32.0%
Electric Power-1.8%
Korea Electric Power Corp.                         40,000     $    893,187

Telephone-30.2%
Dacom Corp.(a)                                     11,000          442,901
Korea Telecom Corp.                                37,000        2,179,341
  ADR                                              89,180        3,288,512
Korea Telecom Free Tel(a)                          30,000        1,057,582
KT M.com Co., Ltd.(a)                             105,000        1,186,154
SK Telecom Co., Ltd.                                2,750          586,264
  ADR                                              51,214        1,283,551
  Merrill Lynch
  Warrants, expiring 11/10/01(a)                   22,730        4,788,870
                                                                14,813,175
                                                                15,706,362

Technology-24.3%
Communication Equipment-8.9%
Iljin Corp.                                       600,115        1,556,342
Samsung Electro-Mechanics Co.(a)                   88,084        2,818,688
                                                                 4,375,030

Computer Hardware-0.8%
Trigem Computer, Inc.                              57,522          374,209

Semi-Conductor-14.6%
AUK Corp.                                         350,000        1,138,462
Hyundai Electronics Industries Co.(a)              70,000          430,154
Mirae Corp.                                       200,000          321,758
Samsung Electronics                                42,008        5,262,541
                                                                 7,152,915
                                                                11,902,154

Financial Services-15.3%
Banking-9.2%
H & CB                                             60,000        1,442,637
Kookmin Bank                                      110,044        1,257,646
Shinhan Bank                                      180,000        1,803,956
                                                                 4,504,239

Brokerage & Money Management-3.4%
Samsung Securities Co., Ltd.                       93,358        1,690,703


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10 o   THE KOREAN INVESTMENT FUND





Company                                            Shares     U.S. $ Value
-------------------------------------------------------------------------------
Insurance-2.7%
Samsung Fire & Marine Insurance Co.                56,973    $   1,322,275
                                                                 7,517,217

Basic Industries-11.0%
Chemicals-2.7%
L.G. Chemical, Ltd.                                70,000          689,231
Namhae Chemical Corp.                             368,000          611,446
                                                                 1,300,677

Distribution & Wholesale-1.5%
SK Global                                         100,000          760,440

Mining & Metals-5.0%
Baek Kwang Mineral Products Co.                    54,270          446,565
Pohang Iron & Steel Co., Ltd.                      34,280        1,992,007
                                                                 2,438,572

Refining-1.8%
SK Corp.                                           73,218          881,834
                                                                 5,381,523

Consumer Manufacturing-6.9%
Auto & Related-6.2%
Hankook Tire Co., Ltd.                            150,000          283,517
Hyundai Motor Co., Ltd.(a)                         98,929        1,130,617
Kia Motors Corp.(a)                               300,000        1,608,791
                                                                 3,022,925

Building & Related-0.7%
Kumgang Korea Chemical Co., Ltd.                   10,000          353,406
                                                                 3,376,331

Capital Goods-3.2%
Electrical Equipment-1.8%
Il Jin Electric Co., Ltd.                         600,000          875,604

Machinery-1.4%
Hwacheon Machinery Works Co.                      100,000          676,923
                                                                 1,552,527

Consumer Services-2.6%
Advertising-2.6%
Cheil Communications, Inc.                         20,000        1,283,516

Healthcare-2.0%
Drugs-2.0%
Daewoong Pharmaceutical Corp.                     116,726          959,462


-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   11



                                                Shares or
                                                Principal
                                                  Amount
Company                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
Transportation-0.5%
Miscellaneous-0.5%
Hanjin Transportation Co.                          40,000      $   235,604

Aerospace & Defense-0.3%
Aerospace-0.3%
Samsung Techwin Co., Ltd.(a)                       50,000          149,451

Consumer Products-0.2%
Retailing-0.2%
Shinsegae Department Store Co.
  preferred stock                                   3,492          115,121

Total Common Stocks
  (cost $66,006,486)                                            48,179,268

SHORT-TERM INVESTMENT-1.6%

Time Deposit-1.6%
Bank One
  6.55%, 11/01/00
  (cost $800,000)                                 $   800          800,000

Total Investments-99.9%
  (cost $66,806,486)                                            48,979,268
Other assets less liabilities-0.1%                                  24,662

Net Assets-100%                                                $49,003,930


(a)  Non-income producing security.

     Glossary:
     ADR - American Depository Receipt.

     See notes to financial statements.

-------------------------------------------------------------------------------
12 o   THE KOREAN INVESTMENT FUND






STATEMENT OF ASSETS & LIABILITIES
October 31, 2000 (unaudited)


Assets
Investments in securities, at value (cost $66,806,486)            $ 48,979,268
Cash                                                                    54,921
Foreign cash, at value (cost $280,946)                                 276,076
Receivable for investment securities sold                              800,146
Prepaid expenses                                                         5,195
Total assets                                                        50,115,606

Liabilities
Payable for investment securities purchased                            800,000
Management fee payable                                                  42,588
Co-Manager fee payable                                                  18,063
Other accrued expenses                                                 251,025
Total liabilities                                                    1,111,676

Net Assets                                                        $ 49,003,930

Composition of Net Assets
Capital stock, at par                                             $     74,489
Additional paid-in capital                                          80,541,382
Accumulated net investment loss                                       (706,006)
Accumulated net realized loss on investments
  and foreign currency transactions                                (13,073,846)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities              (17,832,089)
                                                                  $ 49,003,930
Net Asset Value Per Share
  (based on 7,448,904 shares outstanding)                                $6.58



See notes to financial statements.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   13




STATEMENT OF OPERATIONS
Six Months Ended October 31, 2000 (unaudited)


Investment Income
Dividends (net of foreign taxes
  withheld of $4,832)                                $  24,452
Interest                                                22,250   $      46,702

Expenses
Management fee                                         285,828
Co-Manager fee                                         134,508
Custodian                                              142,957
Audit and legal                                         54,590
Directors' fees and expenses                            43,160
Printing                                                26,571
Registration                                            16,376
Transfer agency                                          6,253
Miscellaneous                                           42,465
Total expenses                                                         752,708
Net investment loss                                                   (706,006)

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized gain on investment transactions                         7,170,022
Net realized loss on foreign
  currency transactions                                                (63,298)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    (27,358,692)
  Foreign currency denominated assets
    and liabilities                                                   (3,997)
Net loss on investments and foreign
  currency denominated assets
  and liabilities                                                  (20,255,965)

Net Decrease in Net Assets
  from Operations                                                $ (20,961,971)


See notes to financial statements.

-------------------------------------------------------------------------------
14 o   THE KOREAN INVESTMENT FUND





STATEMENT OF CHANGES IN NET ASSETS


                                              Six Months Ended      Year Ended
                                              October 31, 2000        April 30,
                                                 (unaudited)            2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment loss                            $   (706,006)    $  (642,371)
Net realized gain on investments and
  foreign currency transactions                   7,106,724      25,090,844
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            (27,362,689)     (6,289,629)
Net increase (decrease) in net assets
  from operations                               (20,961,971)     18,158,844

Capital Stock Transactions:
Net decrease                                     (4,655,664)     (1,885,013)
Total increase (decrease)                       (25,617,635)     16,273,831

Net Assets
Beginning of period                              74,621,565      58,347,734
End of period                                  $ 49,003,930     $74,621,565



See notes to financial statements.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   15



NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (unaudited)


NOTE A
Significant Accounting Policies
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a

-------------------------------------------------------------------------------
16 o   THE KOREAN INVESTMENT FUND





component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at October 31, 2000 and April 30, 2000 were Won 1,137.50 to U.S. $1.00 and Won 1,109.75 to U.S. $1.00, respectively.

3. Taxes
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Management Fee and Other Transactions with Affiliates
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. There were no amount reimbursed to AFS during the six months ended October 31, 2000.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   17



Brokerage commissions paid on investment transactions for the six months ended October 31, 2000 amounted to $62,703, of which $6,935 was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.


NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $11,445,859 and $16,055,955, respectively, for the six months ended October 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,531,247 and gross unrealized depreciation of investments was $21,358,465 resulting in net unrealized depreciation of $17,827,218 (excluding foreign currency transactions).

At April 30, 2000, the Fund had a net capital loss carryover of $19,080,184, which expires April 30, 2007. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers. The Fund utilized $24,709,254 of capital loss carryover in the current year.


NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value common stock authorized. At October 31, 2000, 7,448,904 shares were outstanding. On April 24, 2000 the Fund initiated a share repurchase program. For the six months ended October 31, 2000, 719,500 shares were repurchased at a cost of $4,655,664 representing 8.81% of the 8,168,404 shares outstanding at April 30, 2000. This cost includes $43,170 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period April 24, 2000 to October 31, 2000 was 30%.


NOTE E
Subsequent Event
On December 18, 2000, the Korean Investment Fund announced that its Board of Directors has approved and recommended for stockholder approval the conversion of the Fund from a closed-end investment company to an open-end investment company. A special meeting of stockholders is scheduled to be held on March 19, 2001.

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18 o   THE KOREAN INVESTMENT FUND





FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                          Six Months
                                             Ended
                                          October 31,                       Year Ended April 30,
                                              2000        ---------------------------------------------------------
                                          (unaudited)      2000         1999         1998         1997         1996
                                    -------------------------------------------------------------------------------
Net asset value, beginning
  of period                                  $9.14        $6.90        $3.48        $7.52       $12.36       $12.66

Income From Investment
  Operations
Net investment loss(a)                        (.10)        (.07)        (.06)        (.09)        (.07)        (.01)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                               (2.74)        2.22         3.48        (3.95)       (4.77)         .86
Net increase (decrease) in
  net asset value                            (2.84)        2.15         3.42        (4.04)       (4.84)         .85

Less: Distributions
Distributions from net realized
  gains on investments and
  foreign currency transactions                 -0-          -0-          -0-          -0-          -0-        (.29)

Capital Share Transactions
Dilutive effect of rights offering              -0-          -0-          -0-          -0-          -0-        (.80)
Anti-dilutive effect of share
  repurchase program                           .28          .09           -0-          -0-          -0-          -0-
Offering costs charged to
  additional paid-in capital                    -0-          -0-          -0-          -0-          -0-        (.06)
Total capital share transactions               .28          .09           -0-          -0-          -0-        (.86)
Net asset value, end of period               $6.58        $9.14        $6.90        $3.48        $7.52       $12.36
Market value, end of period                  $4.625       $6.438       $6.063       $3.875       $7.125      $11.50

Total Return
Total investment return based on:(b)
  Market value                              (23.72)%       6.18%       56.46%      (45.61)%     (38.04)%      (1.55)%
  Net asset value                            (4.64)%      32.46%       98.28%      (53.72)%     (39.16)%        .28%
Net assets, end of period
  (000's omitted)                          $49,004      $74,622      $58,348      $29,439      $63,586     $104,421

Ratios/Supplemental Data
Ratio of expenses to average
  net assets                                  2.23%(c)     2.06%        2.93%        2.29%        2.11%        2.09%
Ratio of net investment loss to
  average net assets                         (2.17)%(c)    (.71)%      (1.49)%      (1.60)%       (.73)%       (.53)%
Portfolio turnover rate                         36%          68%         102%          47%          32%          40%


See footnote summary on page 20.

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THE KOREAN INVESTMENT FUND o   19

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c)  Annualized.

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20 o   THE KOREAN INVESTMENT FUND




ADDITIONAL INFORMATION


Supplemental Proxy Information
The Annual Meeting of Shareholders of the Korean Investment Fund was held on September 15, 2000. The description of each proposal and number of shares are as follows:

                                                Abstain/
                                                Authority
                                                Voted For        Withheld
-------------------------------------------------------------------------------
To elect directors
Class Two Director
  (term expires 2003)
John D. Carifa                                  5,690,644          96,643
Andrews B. Kim                                  5,685,443         101,844
Hugh-Gil Yum                                    5,683,503         103,784


                                 Abstain/
                                 Authority
                                 Voted For     Voted Against      Withheld
-------------------------------------------------------------------------------

To ratify the selection of
PricewaterhouseCoopers
LLP as the Fund's
independent auditors
of the Fund's fiscal year
ending April 30, 2001            5,730,707         48,533           8,047


-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   21






GLOSSARY OF INVESTMENT TERMS



benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock
A type of security that represents ownership in a public company.

Consumer Price Index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a Fund's or an investor's investments.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.

-------------------------------------------------------------------------------
22 o   THE KOREAN INVESTMENT FUND






ALLIANCE CAPITAL
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.



All information on Alliance Capital is as of 10/2/00.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   23

BOARD OF DIRECTORS
John D. Carifa, Chairman and Chief Executive Officer
Kimyong Nam, President
Hugh-Gil Yum, Senior Vice President
David H. Dievler(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
The Hon. James D. Hodgson(1)
Andrew B. Kim(1)

OFFICERS
Robert G. Heisterberg, Executive Vice President-Investments
Yung Chul Park, Executive Vice President-Investments
Edward D. Baker, III, Vice President
Sun Hee Oh, Vice President
Thomas J. Bardong, Vice President
Mamoru Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Investment Manager and Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Investment Manager
Orion Asset Management Co., Ltd.
590 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent, Dividend Paying Agent, and Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-1520

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

-------------------------------------------------------------------------------
24 o   THE KOREAN INVESTMENT FUND



ALLIANCE CAPITAL FAMILY OF FUNDS


Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   25



SUMMARY OF GENERAL INFORMATION

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New YorkTimes and each Saturday in Barron's, and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.

-------------------------------------------------------------------------------
26 o   THE KOREAN INVESTMENT FUND



NOTES



-------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o   27



NOTES



-------------------------------------------------------------------------------
28 o   THE KOREAN INVESTMENT FUND



The Korean Investment Fund
1345 Avenue of the Americas
New York, NY 10105


Alliance Capital
The Investment Professional's Choice

R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

KORSR1000